                                  Exhibit 10.1

 Robert C. Glustrom Non-Employee Director Non-Qualified Stock Option Agreement

                          HARRY'S FARMERS MARKET, INC.

                               ROBERT C. GLUSTROM
                             NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT

            THIS AGREEMENT is made and entered into this 30th day of January, 1997 (the "Grant Date") by and between HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Company"), and ROBERT C. GLUSTROM ("Grantee").

                                   BACKGROUND

            A. Grantee is a non-employee director of the Company and is not at the present time eligible to receive stock options, restricted stock and other stock-based awards from the Company other than as currently set forth under the terms of the Company's 1996 Director Stock Option Plan (the "Plan"). Although granted outside of the Plan, the option represented by this Agreement is intended to be generally consistent with the terms and conditions of the Plan. Therefore, for purposes of reference only, and not to imply that the option granted hereby is governed by or issued under the Plan, capitalized terms used herein and not defined in context are defined in Section 6.11 hereof or in the Plan.

            B. The Company and Grantee wish to confirm herein the terms, conditions, and restrictions of the option.

            C. For and in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree:

                                   ARTICLE 1
                          GRANT AND EXERCISE OF OPTION

            1.1  Grant of Option.  Subject to the terms, restrictions,
                 ---------------
       limitations, and conditions stated herein, the Company hereby grants to Grantee a non-qualified option (the "Option") to purchase all or any part of 50,000 shares of Class A Common Stock, no par value per share (the "Option Shares"). This Option is intended to be a non-qualified stock option.

            1.2  Exercise of Option.
                 -------------------

                  (a) Except as provided in Section 1.4 below, the Option may be exercised during the Option Period (as defined in Section 1.4) only to the extent of the number of Option Shares that are then vested ("Vested Shares") as determined pursuant to the vesting schedule attached hereto as Schedule I.

                  (b) The Option may be exercised with respect to all or any portion of the Vested Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of
            (i) a written notice of exercise, in substantially the form attached hereto as Exhibit A (or such other form as shall be required by the Board of Directors or as otherwise permitted by the Board of Directors), prior to the date upon which Grantee desires to exercise all or any portion of the Option (the "Exercise Date"); (ii) payment in full of the amount of the Option Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") in any manner permitted under Section 1.2(c) below; and (iii) a certified or cashier's check payable to the Company in the amount of all withholding tax obligations, if any (whether federal, state or local), imposed on the Company by reason of the exercise of the Option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, if any, the Company shall cause a certificate representing the shares of Common Stock purchased to be issued and delivered to Grantee.

                 (c) The Purchase Price may be paid in any of the following methods:

                            (i)  in cash

                            (ii) by certified or cashier's check or money order
                  payable to the Company (or the equivalent thereof acceptable to the Board of Directors);

                            (iii) with the consent of the Board of Directors in its sole discretion, by personal check (subject to collection), which may in the Board of Director's sole discretion be deemed conditional;

                            (iv) at the option of the Grantee, in Common Stock
                  theretofore owned by the Grantee; provided; however, that if the Grantee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise this Option and, provided, further, that such exercise transaction shall not result in a violation of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company; or

                            (v)  any combination of the above.

            1.3  Option Exercise Price.  The price for each share of Common
                 ---------------------
       Stock for which the Option is exercised is US $3.00 (the "Option Exercise Price").

            1.4  Term and Termination of Option.
                 -------------------------------

                  (a) Except as otherwise provided herein, the period in which the Option may be exercised as to any Vested Shares (the "Option Period") shall commence on the date such shares become Vested Shares and terminate at 5:00 p.m. Eastern Time on the date of the first to occur of the following events:

                       (i)  March 4, 2001;

                       (ii) If Grantee ceases to be a Director of the Company
                  for any reason other than as provided in paragraph (iii) or
                  (iv) below, the Option shall lapse, unless it is previously exercised, thirty (30) days after Grantee's position as a Director of the Company terminates.

                        (iii) If Grantee ceases to be a Director of the Company by reason of his mental or physical disability determined by a medical doctor satisfactory to the Company, the Option shall lapse, unless it is previously exercised, within one year after the date that the Grantee's position as a Director of the Company terminates.

                        (iv) If Grantee dies while serving as a Director, or
                  during the 30-day period described in paragraph (ii) and before the Option otherwise lapses, the Option shall lapse one year after Grantee's death. Upon Grantee's death, any exercisable Options may be exercised by Grantee's legal representative or representatives, by the person or persons entitled to do so under Grantee's last will and testament, or, if Grantee shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive such Option under the applicable laws of descent and distribution.

                  If Grantee exercises the Option after the Grantee's position as a Director terminates, the Option may be exercised only with respect to the shares that were otherwise vested on the date that the Grantee's position as a Director of the Company terminates. Upon the expiration of the Option Period, this Option, and all unexercised rights granted to Grantee hereunder, shall terminate as to all Vested Shares to which the Option Period relates, and thereafter be null and void.

                  (b) The Board of Directors of the Company in its sole
            discretion may, by giving written notice to the Grantee ("Cancellation Notice"), cancel, effective upon the date of a Change in Control, any portion of the Option that remains unexercised on such date. Such Cancellation Notice shall be given to the Grantee at least ten (10) days prior to the date of cancellation.

            1.5  No Rights as Stockholder.  Grantee shall have no rights as a
                 ------------------------
       stockholder with respect to any Option Shares until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 1.6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

            1.6  Changes in Capitalization.
                 -------------------------

                  (a) If at any time there shall be an increase or decrease in the number of issued an outstanding shares of Common Stock of the Company, through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then appropriate proportional adjustment shall be made in the number of Option Shares (and, with respect to the Option Shares, the Option Exercise Price) subject to this Option still outstanding.

                  (b) In the event of a merger, consolidation or other
            reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume this Option, the Grantee shall be entitled to receive, upon the exercise of the Option, with respect to each Option Share: (i) the number of shares of stock of the surviving corporation (or equity interest in any other entity); and (ii) any other notes, evidences of indebtedness or other property, that the Grantee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option immediately prior to such merger, consolidation or other reorganization.

                  (c) Except as otherwise expressly provided herein, the
            issuance by the Company of shares of its capital stock of any class or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect and no adjustment by reason thereof shall be made with respect to, the number of Option Shares then outstanding or the Option Exercise Price.

                  (d) Without limiting the generality of the foregoing, the
            existence of outstanding Options under this Agreement shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred stock that would rank above the Option Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                                   ARTICLE 2

                       RESTRICTION ON TRANSFER OF OPTION

            The Option evidenced hereby is not assignable or otherwise transferable, except to members of the Grantee's immediate family or by will or the laws of descent and distribution.

                                   ARTICLE 3

                                    LEGENDS

            3.1  Legends.  Each certificate representing the Option Shares
                 -------
       purchased upon exercise of this Option shall be endorsed with the following legend and Grantee shall not make any transfer of the Option Shares without first complying with the restrictions on transfer described in such legend:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION UNDER SUCH ACT COVERING SUCH SECURITIES,
            (2) THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR (3) THE ISSUER RECEIVES AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

            THE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON ONE OR MORE EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS.

            Grantee agrees that the Company may also endorse any other legends required by applicable federal or state securities laws.

            The Company shall not be required to transfer on its books any Option Shares that have been sold or transferred in violation of the provisions of this Agreement (including the foregoing legends).

            3.2  Removal of Legend and Transfer Restrictions.
                 -------------------------------------------

                  (a) Any legend endorsed on a certificate pursuant to Section
            3.1 hereof and the stop transfer instructions with respect to the Option Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such Option Shares are registered under the Securities Act of 1933, as amended (the "Securities Act") and a prospectus meeting the requirements of
            Section 10 of the Securities Act is available.

                  (b) The restrictions described in the second sentence of the legend set forth in Section 3.1 hereof may be removed at such time as permitted by Rule 144 promulgated under the Securities Act.


                                   ARTICLE 4

                            PURCHASE FOR INVESTMENT

            As a condition of any issuance of a stock certificate for the Option Shares, the Board of Directors may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Agreement or any law or regulation, including, but not limited to, the following:

                  (a) a representation and warranty by the Grantee to the
            Company, at the time this Option is exercised, that the Grantee is acquiring the Option Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares; and

                  (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Board of Directors, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Option Shares and are endorsed upon the certificates representing the Option Shares.


                                   ARTICLE 5

                               GENERAL PROVISIONS

            5.1  Governing Laws.  This Agreement shall be construed,
                 --------------
       administered and enforced according to the laws of the State of Georgia.

            5.2  Successors.  This Agreement shall be binding upon and inure to
                 ----------
       the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

            5.3  Notice.  Except as otherwise specified herein, all notices and
                 ------
       other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered, if mailed by overnight delivery or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. In each case, each notice or other communication shall be deemed to have been received on the earlier of the date of actual receipt or the date that is three (3) days after the date on which such notice or other communication was mailed or sent. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

            5.4  Severability.  In the event that any one or more of the
                 ------------
       provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

            5.5  Entire Agreement.  This Agreement expresses the entire
                 ----------------
       understanding and agreement of the parties with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

            5.6  Violation.  Except as provided herein, any transfer, pledge,
                 ---------
       sale, assignment, or hypothecation of the Option or any portion thereof or of any Option Shares issued upon exercise hereof shall be a violation of the terms of this Agreement and shall be void and without effect.

            5.7  Headings.  Paragraph headings used herein are for convenience
                 --------
       of reference only and shall not be considered in construing this Agreement.

            5.8  Specific Performance.  In the event of any actual or threatened
                 --------------------
       default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

            5.9  No Rights to Continued Directorship.  The grant of the Option
                 -----------------------------------
       hereunder shall not be construed as giving Grantee the right to continue to serve as a Director of the Company or any Affiliate of the Company.

            5.10  Certain Definitions.  The capitalized terms listed below are
                  -------------------
       used herein with the meaning thereafter ascribed:

                  (a) "Change of Control" shall be deemed to have occurred if
            (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company,
            (ii) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, (iii) the Company shall sell at least 75% of its assets by value in a single transaction or in a series of transactions to another corporation which is not a wholly-owned subsidiary of the Company, or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire 50% or more of the outstanding voting securities of the Company(whether directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

                  (b) "Board of Directors" means the Board of Directors of the
            Company.

                  (c) "Common Stock" means the Class A Common Stock, no par
            value per share, of the Company.

            IN WITNESS WHEREOF, the parties have executed and sealed this Agreement on the day and year first set forth above.


                                                HARRY'S FARMERS MARKET, INC.


                                                By: /s/ Harry A. Blazer
                                                    -------------------
                                                    Harry A. Blazer
                                                Title: President


                                                 GRANTEE:

                                                 /s/ Robert C. Glustrom
                                                 ----------------------
                                                 Robert C. Glustrom

                                   EXHIBIT A
                                       TO
                               ROBERT C. GLUSTROM
                             NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT

                          HARRY'S FARMERS MARKET, INC.

                               Notice of Exercise
                               ------------------

                       Name _____________________________

                       Address __________________________

                       __________________________________

                       Date _____________________________


       Harry's Farmers Market, Inc.
       1180 Upper Hembree Road
       Roswell, Georgia 30076

            Re:  Exercise of Stock Option

       Gentlemen:

            I hereby give notice of my election to exercise options granted to me to purchase ________ shares of Class A common stock (the "Common Stock") of Harry's Farmers Market, Inc. (the "Company") under the Robert
       C. Glustrom Non-Employee Director Non-Qualified Stock Option Agreement dated January 29, 1997 (the "Agreement"). The purchase shall take place as of ___________ (the "Exercise Date").

            On or before the Exercise Date, I will present you with proper payment in the form of _______________________ for $__________ for the full purchase price payable to the order of the Company.

            I hereby represent, warrant, covenant, and agree with the Company as follows:

                  The shares of the Common Stock being acquired by me will be acquired for my own account without the participation of any other person, with the intent of holding the Common Stock for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

                  I am not acquiring the Common Stock based upon any
            representation, oral or written, by any person with respect to the future value of, or income from, the


          Exhibit A to Non-Qualified Stock Option Agreement - Page 1

            Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

                  The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

                  I am able to bear the economic risks of the investment in the
            Common Stock including the risk of a complete loss of my investment therein;

                  I understand and agree that the Common Stock will be issued and sold to me without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  The Common Stock cannot be offered for sale, sold or
            transferred by me other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction, otherwise in compliance with the 1933 Act; and (B) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws;

                  The Company will be under no obligation to register the Common
            Stock or comply with any exemption available for sale of the Common Stock without registration or filing, and the information or conditions necessary to permit routine sale of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Common Stock;

                  I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds and other books and records. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that purchase of the Common Stock is a speculative investment and that any possible profit therefrom is uncertain;

                  I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material informal reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of investment in the Company;


          Exhibit A to Non-Qualified Stock Option Agreement - Page 2

                  I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the Common Stock hereunder and I am able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties, and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to this Option. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by me that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

            I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.


                                     Very truly yours,

                                     ----------------------------

AGREED TO AND ACCEPTED:

HARRY'S FARMERS MARKET, INC.

By: ________________________

Title: _____________________

Number of Shares
Exercised: _________________

Number of Shares
Remaining: _________________         Date: ____________________

 Exhibit A to Non-Qualified Stock Option Agreement - Page 3

                                   SCHEDULE 1
                        to Harry's Farmers Market, Inc.
                      Non-Qualified Stock Option Agreement
                            with Robert C. Glustrom
                               for 50,000 Shares


                                Vesting Schedule
                                ----------------



                                           NO. OF OPTION SHARES VESTED       NO. OF OPTION SHARES
              VESTING DATE                     ON THE VESTING DATE           CUMULATIVELY VESTED

-----------------------------------------------------------------------------------------------------

Grant Date                                          50,000                          50,000
-----------------------------------------------------------------------------------------------------